Financial Instruments - Information Regarding Aging and Collectability of Accounts Receivable (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Financial Instruments Owned At Fair Value [Abstract]
Current	$ 1,480
Past due 1-30 days	9,203
Past due 31-60 days	5
Past due 61-90 days
Over 91 days past due	1,504
Less allowance for doubtful accounts	(193)
Total accounts receivable	$ 11,999	$ 1,139